                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 1998

                            BANC ONE ABS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

United States                  333-59845                      None Available
(State or Other         (Commission File Number)              (IRS Employer
Jurisdiction of                                             Identification Nos.)
Incorporation)


100 East Broad Street  Columbus, Ohio  43271-0158
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (614) 248-5700

                                 Not Applicable
          (Former Name or Former Address if Changed Since Last Report)





                         Exhibit Index located at Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Exhibits.

           (a) Executed exhibits - The following exhibit to the Form S-3 Registration Statement of the Registrant is hereby filed:

                                                                    Sequentially
Exhibit                                                                 Numbered
Number       Exhibit                                                        Page
-------      -------------------------------------------------------------------
23.2         Accountant's Consent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BANC ONE ABS CORPORATION
                                  (Registrant)



September 15, 1998                  By:  /s/ Suzanne Bachman
                                         -------------------
                                         Name:   Suzanne Bachman
                                         Title:  Securitization Manager


                                       3